UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2020, the Board of Directors (the “Board”) of Deciphera Pharmaceuticals, Inc. (the “Company”) amended and restated the Company’s Amended and Restated By-laws (as amended and restated, the “Amended and Restated By-laws”) in order to amend Section 8 of Article VI to designate the United States District Court for the District of Massachusetts as the exclusive jurisdiction for any litigation arising under the Securities Act of 1933, as amended. The Board adopted the Amended and Restated By-laws in order to reduce any potential expenses that the Company may incur in connection with any of the specified types of actions or proceedings if it was required to defend any such potential actions or proceedings in multiple jurisdictions and in parallel proceedings in federal and state courts simultaneously.

The foregoing summary and description of the provisions of the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting (the “Annual Meeting”) of stockholders on June 10, 2020. The following proposals were submitted to the stockholders at Annual Meeting:

(i) The election of three Class III directors, as nominated by the Company’s board of directors, each to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal; and

(ii) The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 24, 2020.

The number of shares of common stock entitled to vote at the Annual Meeting was 55,769,402. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 52,697,437. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class III Directors.

Director Nominee	Votes For	Votes Withheld
Patricia L. Allen	45,657,187	5,536,897
Edward J. Benz, Jr., M.D.	44,278,226	6,915,858
Dennis L. Walsh	43,994,595	7,199,489

There were 1,503,353 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting included 52,604,478 votes for, 68,214 votes against and 24,745 votes abstained. There were no broker non-votes regarding this proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Deciphera Pharmaceuticals, Inc.

Date: June 12, 2020	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer